UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23912

PEARL DIVER CREDIT COMPANY INC.

(Exact name of Registrant as specified in charter)

747 Third Avenue

Suite 3603

New York, New York 10017

(Address of principal Executive Offices)

(833) 736-6777

(Registrant’s telephone number, including Area Code)

The Corporation Trust Company

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Copies of Communications to:

Sean Graber

Jack O’Brien

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004-2541

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Item 1. Reports to Stockholders.

(a)	The Report to Stockholders of Pearl Diver Credit Company Inc. (the “Registrant” or the “Fund”) is attached herewith.

PEARL DIVER CREDIT COMPANY

SEMI-ANNUAL REPORT
JUNE 30, 2026

Table of Contents

Letter to Stockholders and Management’s Discussion of Company Performance (unaudited)	1
Summary of Certain Unaudited Portfolio Characteristics	3
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Statement of Cash Flows	11
Financial Highlights	12
Notes to Financial Statements	13
Dividend Reinvestment Plan (unaudited)	26
Additional Information (unaudited)	27
Board Considerations of Investment Advisory Agreement (unaudited)	29

Pearl Diver Credit Company Inc.	Letter to Stockholders and Management’s Discussion of Company Performance
June 30, 2026 (Unaudited)

August 28, 2026

Dear Stockholders,

We are pleased to provide you with the semi-annual report of Pearl Diver Credit Company, Inc. (“we”, “us”, “our”, “Company” or “PDCC”) for the period beginning on January 1, 2026 and ending on June 30, 2026.

The Company is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is advised by Pearl Diver Capital LLP (the “Adviser”). The Company’s primary investment objective is to maximize our portfolio’s total return with a secondary objective to generate high current income. CLOs represent an efficient way for investors to access diversified portfolios of broadly syndicated secures loans. We seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns and to outperform other similar CLO securities issued within the respective vintage period, in the primary CLO market (i.e., acquiring securities at the inception of a CLO), as well as in the secondary CLO market (i.e., acquiring existing CLO securities). We intend to pursue a differentiated strategy within the CLO equity market premised upon the Adviser’s strong emphasis on assessing the skill of CLO collateral managers, analysis of CLO structure and application of fundamental credit analysis to analyze the collateral loans of each CLO investment. In addition, the Adviser intends to leverage its CLO structuring expertise and deep experience in negotiations of CLO documents in order to optimize for CLO investment returns.

Common Stock

The Company’s common shares trade on the New York Stock Exchange under the symbol “PDCC”. Our common share price may differ from the NAV per share. As of June 30, 2026, the Company’s NAV was $11.15 per common share, and the closing price was $9.96 per share.

During the period ended June 30, 2026, the Company paid distributions to common shareholders totaling $1.23 per share. The Company also paid a monthly distribution of $0.13 per common share for July 2026, and have declared monthly distributions of $0.13 per common share for August, September, October and November 2026.1

For the period ended June 30, 2026, the Company recorded net investment income (“NII”) of $0.66 per weighted average common share.2

The Company’s dividend reinvestment plan allows common stockholders to have their distributions automatically reinvested into new shares of common stock. If the prevailing market price of our common stock exceeds our NAV per share, such reinvestment is at a discount (up to five percent) to the prevailing market price.

Preferred Stock

In addition to common stock, the Company’s 8.00% Series A Preferred Stock Due 2029 trade on the New York Stock Exchange under the symbol “PDPA”. The liquidation preference of the preferred stock is $25.00 per share, and as of June 30, 2026, the closing price of the preferred stock was $25.15 per share.

As of June 30, 2026, we had debt composed of the preferred stock and reverse repurchase agreements of $39.2 million outstanding which totaled approximately 32.9% of our total assets. Over time and under normal market conditions, the Company expects to employ leverage within a range of 25% to 35% of total assets, although the actual amount of leverage will vary over time. As market conditions change, the Company may incur leverage outside of this range, subject to applicable regulatory and contractual limits.

Portfolio Update

As of June 30, 2026, our portfolio was diversified across 59 CLO investments managed by 34 CLO managers. The underlying loan portfolio across all CLO investments consisted of over 1,400 loan issuers across more than 30 sectors on a look-through basis. We believe this strategy of broad diversification enables us to manage risk effectively, providing us with distribution sustainability and downside protection through changing market conditions.

Included within this report you will find detailed portfolio information as well as certain look-through information related to the collateral characteristics of the Company’s investments as of June 30, 2026.

1	Distributions on common stock are generally paid from NII (regular interest and dividends) and may also include capital gains and/or a return of capital. The specific tax characteristics of the distributions will be reported to the Company’s stockholders on Form 1099 after the end of the 2026 calendar year.
2	Weighted average common share is calculated based on the average daily number of shares of common stock outstanding during the period.
3	Inclusive of unfunded commitments to purchase securities in CLOs which have priced but not yet closed.

Semi-Annual Report | June 30, 2026	1

Pearl Diver Credit Company Inc.	Letter to Stockholders and Management’s Discussion of Company Performance
June 30, 2026 (Unaudited)

Market Overview

We have seen primary new issue volumes pick up as the year progressed. July saw roughly $11 billion against about $26 billion for the whole of the second quarter, which itself was down from roughly $39 billion in the first. April was the quiet point at under $5 billion, and activity has built from there. Refinancing and reset activity has been the standout, with approximately $84 billion worth completed in the second quarter, up from around $49 billion in the first, with both May and June running above $30 billion, and July continued at roughly $30 billion. Tighter liability spreads have made refinancing existing capital structures compelling, and with loan supply still limited, managers have directed capacity toward resetting existing vehicles rather than building new ones. We expect refinancing and reset activity to remain elevated through the end of the year. That is a constructive backdrop for equity holders, because the improvement in the arbitrage flows through to distributions.

We are seeing secondary CLO equity currently being more attractive than primary. Liquidity improved materially through the second quarter, with May a record month at roughly $1.9 billion of CLO equity trading on BWICs, and that depth has carried through. We continue to watch primary with interest, but on a relative value basis secondary is where we are finding the more compelling opportunities.

We expect demand for loans to remain supportive through the second half of 2026, with continued CLO formation remaining the primary source of institutional demand. On the supply side, gross issuance has remained active, but a significant proportion continues to consist of refinancings, repricings and other opportunistic transactions rather than true new-money issuance. As a result, net supply remains relatively limited. A pickup in M&A and LBO activity could increase new-money supply later in the year, although the timing will depend on the macroeconomic backdrop and the path of interest rates. Overall, we expect market technicals to remain supportive. At the same time, continued credit dispersion means higher-quality transactions are likely to attract the strongest demand.

Subsequent Developments

As of July 31, 2026, our estimated NAV per common share was $10.96.

On August 27, 2026, we announced monthly dividends on our common stock of $0.13 per share and monthly dividends on our preferred shares of $0.1667 per share for September, October and November 2026.

We thank our stockholders for their confidence and support.

Indranil Basu

Chief Executive Officer

This letter is intended to assist stockholders in understanding the Company’s performance for the yar ended December 31, 2025. The views and opinions in this letter were current as of February 27, 2026. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the Securities and Exchange Commission.

2	www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Summary of Certain Unaudited Portfolio Characteristics
June 30, 2026 (Unaudited)

A summary of common stock data as of June 30, 2026, is illustrated below:

COMMON STOCK DATA

Ticker Symbol	PDCC
Total Net Asset Value	$77.31 million
Net Asset Value Per Share	$11.15
Closing Price Per Share	$9.96
Premium / Discount	-10.6%
Total Market Capitalization	$69.08 million
Current Dividend Yield	15.7%
Frequency of Payments	Monthly

A summary of the top ten obligors on a look-through basis to the CLO equity as of June 30, 2026, is provided below:

TOP 10 OBLIGOR EXPOSURE

1.	Transdigm Inc.	0.7%
2.	Cotiviti, Inc.	0.5%
3.	Quikrete Holdings, Inc.	0.4%
4.	ABG Intermediate Holdings 2 LLC	0.4%
5.	Hologic, Inc.	0.4%
6.	Acrisure, LLC	0.4%
7.	Peer Holding III B.V.	0.4%
8.	UKG Inc.	0.4%
9.	First Student Bidco Inc.	0.3%
10.	Caesars Entertainment, Inc.	0.3%

A summary of the underlying portfolio as of June 30, 2026, is provided below:

SUMMARY OF UNDERLYING PORTFOLIO

Number of Unique Underlying Obligors	1,380
Number of Underlying Loans	1,823
Average Individual Obligor Exposure	0.07%
Aggregate Balance of Underlying Loans	$26.89 billion
Cash and Short Term Investments % of Fund	2.8%
Currency: USD Exposure	98.33%

A summary of the top ten industries of the underlying borrowers on a look-through basis to the CLO equity as of June 30, 2026, is provided below:

TOP 10 INDUSTRY EXPOSURE1

1.	Software	7.7%
2.	Health Care Providers & Services	5.1%
3.	Hotels, Restaurants & Leisure	4.8%
4.	Professional Services	4.0%
5.	Media	4.0%
6.	Commercial Services & Supplies	3.8%
7.	Chemicals	3.7%
8.	Insurance	3.0%
9.	Aerospace & Defense	2.8%
10.	Containers & Packaging	2.7%

[1]	Industry categories are based on the S&P industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Company's exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.

Semi-Annual Report | June 30, 2026	3

Pearl Diver Credit Company Inc.	Summary of Certain Unaudited Portfolio Characteristics
June 30, 2026 (Unaudited)

A summary of the ratings distribution of the underlying borrowers on a look-through basis to the CLO equity as of June 30, 2026, is provided below:

Underlying Collateral Rating Distribution2

A summary of the maturity distribution of the underlying borrowers on a look-through basis to the CLO equity as of June 30, 2026, is provided below:

CLO Reinvestment End Date Distribution

[2]	Credit ratings shown are based on those assigned by Moody's for comparison and informational purposes, if Moody's does not assign a rating to a particular obligor, the weighted average rating shown reflects Moody's equivalent rating of a rating agency that rated the obligor, provided, that such other rating is available with respect to a CLO equity investment held by us. In the event multiple ratings are available, the lowest Moody's rating, or if there is no Moody's rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade.

4	www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Schedule of Investments
June 30, 2026 (Unaudited)

Issuer(1)	Investment	Acquisition Date(2)	Principal/ Shares	Cost	Fair Value(3)	Percentage of Net Assets
Investments at Fair Value(4)
Collateralized Loan Obligations - Debt - 0.59%(5)(6)
United States(7)
LCM 42, Ltd.	Secured Note - Class F, (3M CME TERM SOFR + 8.08%, due 01/15/2038)	11/18/2024	$250,000	$230,972	$230,834	0.30%
Madison Park Funding XXVII, Ltd.	Secured Note - Class FR, (3M CME TERM SOFR + 7.83%, due 04/20/2038)	2/3/2025	250,000	247,612	228,364	0.29%
Total Collateralized Loan Obligations - Debt				$478,584	$459,198
Collateralized Loan Obligations - Equity - 145.55%(6)(8)
Ireland(7)
Madison Park Euro Funding XVII DAC (EUR)	Subordinated Note (effective yield 27.73%, maturity 7/27/2034)	1/16/2026	5,087,500	2,598,645	2,496,665	3.23%
United States(7)
37 Capital Clo 1, Ltd.	Subordinated Note (effective yield 5.12%, maturity 10/16/2034)	10/26/2023	8,500,000	4,169,223	2,159,340	2.79%
37 Capital CLO II	Subordinated Note (effective yield 8.98%, maturity 7/17/2034)	9/20/2024	7,849,885	3,873,134	2,729,405	3.53%
ALM VII R, Ltd. SERIES 144A(9)	Subordinated Note (effective yield 0.00%, maturity 1/15/2036)	10/30/2024	8,042,000	677,302	553,692	0.72%
AMMC CLO 24, Ltd.	Subordinated Note (effective yield 7.40%, maturity 1/22/2035)	8/17/2023	7,800,000	4,265,688	2,997,306	3.88%
Anchorage Capital CLO 21, Ltd.	Subordinated Note (effective yield 11.61%, maturity 10/20/2034)	8/12/2025	2,500,000	1,095,603	638,750	0.83%
Anchorage Capital CLO 7, Ltd.	Subordinated Note (effective yield 10.89%, maturity 4/28/2037)	8/20/2024	12,000,000	3,311,467	2,562,240	3.31%
Apex Credit CLO 2021-II LLC	Subordinated Note (effective yield 0.03%, maturity 10/20/2034)	11/22/2023	3,450,000	1,219,243	737,438	0.95%
Apidos CLO XI	Subordinated Note (effective yield 11.25%, maturity 1/17/2023)	11/5/2025	11,945,750	2,578,882	1,715,888	2.22%
Ares LIX CLO, Ltd.	Subordinated Note (effective yield 2.83%, maturity 4/25/2034)	10/31/2023	3,500,000	1,629,702	883,890	1.14%
ARES Loan Funding III, Ltd.(10)	Subordinated Note (effective yield 7.50%, maturity 7/25/2036)	10/31/2023	4,000,000	2,387,329	1,705,760	2.21%
ARES LX CLO, Ltd.	Subordinated Note (effective yield 6.26%, maturity 7/18/2034)	7/31/2025	3,400,000	1,577,920	938,197	1.21%
Ares LXIII CLO, Ltd.	Subordinated Note (effective yield 5.36%, maturity 10/15/2038)	10/26/2023	2,272,000	1,456,218	873,448	1.13%
ARES XLIV CLO, Ltd.(9)	Subordinated Note (effective yield 0.00%, maturity 4/15/2034)	5/22/2025	2,656,000	569,660	330,964	0.43%
ARES XLVII CLO, Ltd.(9)	Subordinated Note (effective yield 0.00%, maturity 4/15/2030)	6/26/2025	12,500,000	105,687	145,250	0.19%
Bain Capital Credit CLO 2021-1, Ltd.	Subordinated Note (effective yield 66.34%, maturity 4/18/2034)	11/20/2025	4,550,000	1,310,192	855,810	1.11%
Bain Capital Credit CLO 2024-3, Ltd.(10)	Subordinated Note (effective yield 2.51%, maturity 7/16/2037)	8/29/2024	3,790,000	2,663,861	1,684,882	2.18%
Balboa Bay Loan Funding 2021-1, Ltd.	Subordinated Note (effective yield 34.01%, maturity 7/20/2034)	8/6/2024	2,626,500	1,037,854	609,898	0.79%
BlueMountain 2022-35A SUB	Subordinated Note (effective yield 5.79%, maturity 10/22/2037)	1/24/2024	4,500,000	2,763,125	1,676,610	2.17%
BlueMountain CLO XXXII, Ltd.	Subordinated Note (effective yield 12.98%, maturity 10/16/2034)	9/19/2023	6,400,548	3,293,255	1,861,791	2.41%
Bridge Street CLO III, Ltd.	Subordinated Note (effective yield 15.10%, maturity 10/20/2037)	2/21/2025	1,000,000	614,283	492,120	0.64%
BSP 2021-23A SUB	Subordinated Note (effective yield 13.67%, maturity 4/25/2034)	11/7/2023	5,000,000	3,161,059	2,053,050	2.66%
Cathedral Lake VIII, Ltd.	Subordinated Note (effective yield 24.23%, maturity 1/20/2035)	11/5/2025	1,978,750	555,486	240,853	0.31%
Cedar Funding VI CLO, Ltd.	Subordinated Note (effective yield 9.31%, maturity 4/20/2034)	7/30/2025	5,000,000	2,133,934	1,507,150	1.95%
CIFC Funding 2015-IV, Ltd.	Subordinated Note (effective yield 8.47%, maturity 1/20/2039)	7/26/2023	10,000,000	2,991,547	2,600,800	3.36%
CQS US CLO 2023-3, Ltd.	Subordinated Note (effective yield 4.98%, maturity 1/25/2037)	11/13/2024	10,866,666	6,801,791	5,051,478	6.53%
Crown Point CLO 8, Ltd.	Subordinated Note (effective yield 8.58%, maturity 10/20/2034)	10/23/2025	1,000,000	443,931	345,381	0.45%
Dryden 123 CLO, Ltd.	Subordinated Note (effective yield 10.65%, maturity 3/15/2038)	2/20/2025	7,500,000	6,443,782	5,153,325	6.67%
Dryden 43 Senior Loan Fund	Subordinated Note (effective yield 21.85%, maturity 4/20/2034)	9/3/2025	6,477,500	1,530,007	931,594	1.20%
Harvest US CLO 2024-1, Ltd.(10)	Subordinated Note (effective yield 3.30%, maturity 4/20/2037)	7/25/2024	7,437,582	4,660,614	3,063,689	3.96%
Harvest US CLO 2024-2, Ltd.(10)	Subordinated Note (effective yield 9.77%, maturity 10/15/2037)	8/1/2024	5,000,000	3,739,277	2,482,450	3.21%
HPS Loan Management 2021-16, Ltd.	Subordinated Note (effective yield 12.57%, maturity 1/23/2035)	11/20/2023	1,800,000	870,123	585,738	0.76%
Invesco CLO 2021-1, Ltd.(9)	Subordinated Note (effective yield 0.00%, maturity 4/15/2034)	6/25/2025	8,000,000	2,317,055	1,159,200	1.50%
Kennedy Lewis CLO 11, Ltd.(10)	Subordinated Note (effective yield 6.23%, maturity 10/20/2037)	11/7/2023	5,000,000	3,475,752	2,169,200	2.81%
Kennedy Lewis CLO 14, Ltd.(9),(10)	Subordinated Note (effective yield 0.00%, maturity 4/22/2037)	7/24/2024	4,000,000	2,955,915	1,761,760	2.28%
Kennedy Lewis CLO 17, Ltd.	Subordinated Note (effective yield 21.27%, maturity 10/22/2037)	11/20/2025	5,000,000	2,619,890	2,403,050	3.11%
KKR CLO 31, Ltd.	Subordinated Note (effective yield 31.09%, maturity 4/20/2034)	8/20/2025	3,000,000	987,077	580,180	0.75%
LCM 39, Ltd./Jersey	Income Note (effective yield 12.97%, maturity 10/16/2034)	7/25/2023	7,675,000	4,798,331	2,678,575	3.46%
LCM 42, Ltd.	Income Note (effective yield 9.90%, maturity 1/15/2038)	11/18/2024	10,000,000	7,899,373	5,135,100	6.64%
Marble Point CLO XXI, Ltd.	Subordinated Note (effective yield 27.73%, maturity 10/17/2034)	3/14/2024	3,800,000	1,701,427	1,025,924	1.33%
Oaktree 2019-3A SUB(10)	Subordinated Note (effective yield 14.96%, maturity 1/20/2038)	11/8/2023	6,000,000	2,833,235	2,575,980	3.33%
Oaktree CLO 2021-2, Ltd.	Subordinated Note (effective yield 4.89%, maturity 1/16/2035)	7/28/2023	5,000,000	2,532,438	1,804,650	2.33%
OCP CLO 2023-26, Ltd.	Subordinated Note (effective yield 26.34%, maturity 4/17/2037)	11/14/2023	4,250,000	2,740,218	2,570,783	3.33%
Regatta XIX Funding, Ltd.	Subordinated Note (effective yield 13.52%, maturity 4/20/2035)	9/11/2024	9,053,000	5,790,380	4,360,106	5.64%
Regatta XXII Funding, Ltd.	Subordinated Note (effective yield 14.67%, maturity 1/15/2039)	9/29/2023	1,250,000	815,935	670,225	0.87%
Rockford Tower CLO 2021-1, Ltd.(9)	Subordinated Note (effective yield 0.00%, maturity 7/20/2034)	9/18/2023	1,000,000	552,866	169,172	0.22%
Rockford Tower CLO 2025-1, Ltd.	Subordinated Note (effective yield 8.56%, maturity 4/15/2038)	2/4/2025	5,000,000	3,723,489	2,341,000	3.03%
RR 19, Ltd.	Subordinated Note (effective yield 12.39%, maturity 4/16/2040)	7/27/2023	4,000,000	2,904,260	2,535,880	3.28%
RR 20, Ltd.	Subordinated Note (effective yield 5.74%, maturity 7/15/2037)	8/8/2023	3,600,000	2,454,326	1,509,264	1.95%
RR 23, Ltd.	Subordinated Note (effective yield 15.05%, maturity 10/15/2035)	10/5/2023	5,580,000	2,816,275	2,552,180	3.30%
RR 37, Ltd.	Subordinated Note (effective yield 9.58%, maturity 4/15/2038)	1/22/2025	7,000,000	6,033,118	5,020,750	6.49%
Shackleton 2019-XIV Clo, Ltd.	Subordinated Note (effective yield 7.97%, maturity 7/20/2034)	2/1/2024	3,000,000	1,667,461	1,086,390	1.40%
Signal Peak CLO 14, Ltd.	Subordinated Note (effective yield 9.86%, maturity 1/22/2038)	12/23/2024	8,000,000	6,211,253	4,740,720	6.13%
TCW CLO 2024-2, Ltd.(10)	Subordinated Note (effective yield 3.91%, maturity 7/17/2037)	7/12/2024	6,050,000	4,150,273	2,697,090	3.49%
Venture 50 Clo, Ltd.	Subordinated Note (effective yield 6.03%, maturity 10/20/2037)	10/30/2024	5,000,000	3,559,328	1,823,650	2.36%
Vibrant CLO XIV, Ltd.(9)	Subordinated Note (effective yield 0.00%, maturity 10/20/2034)	1/23/2024	3,000,000	1,429,838	738,570	0.96%
Voya CLO 2025-1, Ltd.(10)	Subordinated Note (effective yield 10.64%, maturity 4/20/2038)	2/12/2025	7,500,000	6,552,903	5,741,774	7.43%

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	5

Pearl Diver Credit Company Inc.	Schedule of Investments
June 30, 2026 (Unaudited)

Issuer(1)	Investment	Acquisition Date(2)	Principal/ Shares	Cost	Fair Value(3)	Percentage of Net Assets
Total Collateralized Loan Obligations - Equity				$160,052,240	$112,516,025

Total Investments 146.14%				$160,530,824	$112,975,223

Short-Term Investments - 4.09%	Shares		Fair Value
First American Government Obligations Fund, 3.557%(11)	3,162,445	3,162,445	3,162,445	4.09%

Total Short-Term Investments		$3,162,445	$3,162,445

Series A Cumulative Perpetual Preferred Shares - (44.63%)			(33,702,515)
Liabilities in Excess of Other Assets- (5.60%)			(5,129,504)
Net Assets - 100.00%			$77,305,649

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if we owned 25% or more of its voting securities
(2)	Acquisition date represents the initial purchase date of investment.
(3)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
(4)	The fair value of CLO Debt and CLO equity investments are classified as Level II investments.
(5)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(6)	All securities exempt from registration under the Securities Act of 1933, as amended and are deemed to be “restricted securities”.
(7)	Country represents the principal country of risk where the investment has exposure.
(8)	CLO equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized.
(9)	As of June 30, 2026 the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(10)	All or a portion of the security is pledged as collateral for reverse repurchase agreements as of June 30, 2026. Securities in the amount of $23,882,586 were pledged as collateral at June 30, 2026.
(11)	The rate shown is the annualized 7-day yield as of June 30, 2026.

Currency Abbreviations

EUR Euro

Reverse Repurchase Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
Goldman Sachs	7.18%	03/23/2026	07/20/2026	$600,000
Goldman Sachs	7.18%	03/23/2026	07/20/2026	330,000
Goldman Sachs	7.18%	03/23/2026	07/20/2026	1,237,499
Goldman Sachs	7.18%	03/23/2026	07/20/2026	412,500
Goldman Sachs	7.18%	03/23/2026	07/20/2026	300,000
Goldman Sachs	7.18%	03/23/2026	07/20/2026	453,750
Goldman Sachs	7.18%	03/23/2026	07/20/2026	539,225
Goldman Sachs	7.18%	03/23/2026	07/20/2026	487,500
Goldman Sachs	7.18%	03/23/2026	07/20/2026	355,313
				$4,715,787

See Notes to Financial Statements.
6	www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Schedule of Investments
June 30, 2026 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund	U.S. $ Value at June 30, 2026	Fund	U.S. $ Value at June 30, 2026	Unrealized Appreciation/ (Depreciation)
Credit Agricole	10/27/26	USD	871,858	EUR	841,799	$30,059
Credit Agricole	01/27/27	USD	874,883	EUR	845,370	29,513
State Street Corporation	07/27/26	USD	244,526	EUR	213,898	30,628
State Street Corporation	04/27/27	USD	663,732	EUR	656,578	7,154
State Street Corporation	07/27/27	EUR	17,439	USD	17,387	52
						$97,406
Credit Agricole	10/27/26	EUR	229,685	USD	237,423	$(7,738)
Credit Agricole	01/27/27	EUR	230,660	USD	238,229	(7,569)
Credit Agricole	10/27/26	USD	14,870	EUR	14,930	(60)
Credit Agricole	01/27/27	USD	14,931	EUR	14,993	(62)
State Street Corporation	07/27/26	EUR	228,767	USD	236,597	(7,830)
State Street Corporation	04/27/27	EUR	39,371	USD	40,264	(893)
State Street Corporation	07/27/26	USD	14,814	EUR	14,870	(56)
State Street Corporation	04/27/27	USD	14,989	EUR	15,054	(65)
State Street Corporation	07/27/27	USD	650,620	EUR	652,229	(1,609)
						$(25,882)

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	7

Pearl Diver Credit Company Inc.	Statement of Assets and Liabilities
June 30, 2026 (Unaudited)

ASSETS
Investments, at fair value (Cost $160,530,824)	$112,975,223
Short-term investments, at fair value (Cost $3,162,445)	3,162,445
Cash and cash equivalents	25,088
Interest receivable	24,653
Unrealized appreciation on forward foreign currency	97,406
Prepaid expenses and other assets	661,339
Total assets	116,946,154

LIABILITIES
Payable for reverse repurchase agreements	4,715,787
Advisory fee payable (See Note 5)	420,036
Incentive fee payable (See Note 5)	338,723
Interest payable on reverse repurchase agreements	95,447
Professional fees payable	78,128
Administration and fund accounting fees payable	28,985
Unrealized depreciation on forward foreign currency	25,882
Transfer agent fees payable	12,420
Accrued expenses and other liabilities	222,582
Total liabilities	5,937,990

Preferred Shares
Series A Term Preferred Shares (net of unamortized deferred issuance cost of $797,485) (see Note 7)	33,702,515

Commitments and contingencies (See Note 8)

NET ASSETS applicable to common stock $0.001 par value, 200,000,000 shares authorized 6,935,568 shares issued and outstanding	$77,305,649

COMPOSITION OF NET ASSETS
Common stock, $0.001 par value	$6,936
Capital in excess of par value (See Note 6)	136,308,276
Total accumulated losses	(59,009,563)
NET ASSETS	$77,305,649

Net asset value per share	$11.15
Market price per share	$9.96
Percentage of market price premium to net asset value per share	(10.67%)

See Notes to Financial Statements.
8	www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Statement of Operations
June 30, 2026 (Unaudited)

For the Six
Months Ended
June 30, 2026
(Unaudited)
INVESTMENT INCOME
Collateralized Loan Obligations-Equity	$8,833,298
Collateralized Loan Obligations-Debt	29,674
Interest Income	83,455
Total investment income	$8,946,427

EXPENSES
Advisory fees (See Note 5)	$844,509
Interest expense	1,599,889
Incentive fee (See Note 5)	805,334
Legal and professional expense	416,518
Directors' fees and expenses	217,369
Offering costs	122,504
Insurance fees	56,345
Administration and fund accounting fees	49,763
Transfer agent fees	48,770
Custodian fees	28,768
Professional fees	13,254
Other fees	179,835
Total Expenses	4,382,858
NET INVESTMENT INCOME	$4,563,569

NET REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) FROM INVESTMENTS
Net realized gain/(loss) from investments	(120,556)
Net realized loss on forward foreign currency transactions	(10,193)
Net change in unrealized appreciation/(depreciation) on investments	(18,442,532)
Net change in unrealized appreciation on forward foreign currency transactions	71,528
NET REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) FROM INVESTMENTS	(18,501,753)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,938,184)

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	9

Pearl Diver Credit Company Inc.	Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2026 (Unaudited)	For the Year Ended December 31, 2025
OPERATIONS
Net investment income	$4,563,569	$12,866,322
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	(120,556)	(499,758)
Forward currency contracts	(10,193)	–
Net change in unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents	(18,442,532)	(31,698,702)
Forward currency contracts	71,528	–
Net decrease in net assets resulting from operations	(13,938,184)	(19,332,138)

DISTRIBUTIONS
From net investment income	(8,478,989)	(17,960,289)
Net decrease in net assets from distributions	(8,478,989)	(17,960,289)

CAPITAL SHARE TRANSACTIONS
Issuances of common stock (net of underwriting fees and offering costs of $15,042 and $5,890, respectively)	1,171,208	628,396
Net increase from capital share transactions	1,171,208	628,396

Net increase in net assets from capital share transactions	1,171,208	628,396

Net decrease in net assets	(21,245,965)	(36,664,031)

NET ASSETS
Beginning of period (Note 1)	98,551,614	135,215,645
End of period	$77,305,649	$98,551,614

Company Share Transactions
Shares Sold	100,929	38,166
Net increase in shares outstanding	100,929	38,166

See Notes to Financial Statements.
10	www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Statement of Cash Flows
June 30, 2026 (Unaudited)

For the Six Months Ended June 30, 2026 (Unaudited)
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(13,938,184)
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(2,803,336)
Proceeds from sale of investment securities and prepayments of principal	324,129
Net purchases of short-term investments	(2,234,005)
Net realized loss from investments	120,556
Net realized loss on forward foreign currency transactions	10,193
Net change in unrealized (appreciation)/depreciation on investments	18,442,532
Net change in unrealized appreciation on forward foreign currency contracts	(71,528)
Amortization of premium and accretion of discount on investments	10,868,683
(Increase)/decrease in assets:
Interest receivable	(6,096)
Prepaid expenses and other assets	(299,988)
Increase/(decrease) in liabilities:
Transfer agent fees payable	(9,858)
Administration and fund accounting fees payable	(77,410)
Professional fee payable	(103,205)
Directors fees and expenses payable	(104,899)
Advisory fees payable	(105,892)
Incentive fee payable	(248,184)
Payable interest on reverse repurchase agreements	(317,164)
Accrued expenses and other liabilities	(124,367)
Net cash provided by operating activities	9,321,977

Cash Flows from Financing Activities:
Payments on reverse repurchase agreements	(8,052,087)
Borrowings on reverse repurchase agreements	5,840,787
Proceeds from issuance of common stock	1,171,208
Distributions paid	(8,478,989)
Amortization of deferred offering costs	122,504
Net cash used in financing activities	(9,396,577)

Cash & cash equivalents, beginning of period	$99,688
Net change in cash & cash equivalents	$(74,600)
Cash & cash equivalents, end of period	$25,088

Cash paid for interest expense on preferred shares	$1,380,276
Cash paid for interest expense on reverse repurchase agreements	$219,613

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2026	11

Pearl Diver Credit Company Inc.	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period Ended June 30, 2026 (Unaudited)		For the Year Ended December 31, 2025	For the Period July 9, 2024 (Date of Reorganization) to December 31, 2024
NET ASSET VALUE, BEGINNING OF PERIOD	$14.42		$19.89	$20.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.66		1.89	1.00
Net realized and unrealized loss on investments	(2.70)		(4.72)	(0.01)
Total income from investment operations	(2.04)		(2.83)	0.99

DISTRIBUTIONS
From net investment income	(1.23)		(2.64)	(1.08)
Tax return of capital	–		–	(0.02)
Total distributions	(1.23)		(2.64)	(1.10)

NET ASSET VALUE, END OF PERIOD	$11.15		$14.42	$19.89

NET ASSET VALUE TOTAL RETURN(b)	(13.38	%)(c)	(15.36%)	5.08	%(c)
MARKET VALUE TOTAL RETURN(b)	(32.63	%)(c)	(20.48%)	8.04	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$77,306		$98,552	$135,216

RATIOS TO AVERAGE NET ASSETS (INCLUDING INTEREST EXPENSE AND INCENTIVE FEES)
Ratio of expenses to average net assets	9.86	%(d)	8.24%	3.84	%(d)
Ratio of net investment income to average net assets	12.37	%(d)	10.70%	11.44	%(d)

RATIOS TO AVERAGE NET ASSETS (EXCLUDING INTEREST EXPENSE AND INCENTIVE FEES)
Ratio of expenses to average net assets	4.90	%(e)	3.57%	2.97	%(e)

SENIOR SECURITIES
Asset coverage per $1,000 of Preferred Stock	297%		338%	469%
Asset coverage per $1,000 of reverse repurchase agreements	2472%		2020%	2589%
Involuntary liquidating preference per unit of Series A Term Preferred Stock	$25		$25	$25
Series A Term Preferred Stock (000’s) Net of unamortized deferred issuance cost of $797,485	$33,703		$33,580	$28,990

PORTFOLIO TURNOVER RATE	0	%(c)	12%	16	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total investment return is calculated assuming a purchase of shares at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Not annualized.
(d)	Annualized (except incentive fees and non-recurring expenses).
(e)	Annualized (except incentive fees).

See Notes to Financial Statements.
12	www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Notes to Financial Statements
June 30, 2026 (Unaudited)

1. ORGANIZATION

Pearl Diver Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act”. We intend to qualify annually as a regulated investment company, or “RIC”, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code”, beginning with our tax year ending December 31, 2025. We were organized as Pearl Diver Credit Company, LLC, or the “Private Fund”, a Delaware limited liability company, on April 12, 2023. Effective July 9, 2024, we converted from a Delaware limited liability company to a Delaware corporation under the name Pearl Diver Credit Company Inc. The Private Fund completed the tax-free contribution under Section 351(a) of the Internal Revenue Code of 1986, as amended. The Private Fund contributed a total market value of $88,570,541 of investments, which was comprised of a cost basis of investments contributed of $86,493,313 and unrealized appreciation of $2,077,228. The reorganization resulted in the issuance of 4,226,473 shares. Pearl Diver Capital LLP or the “Adviser”, is our investment adviser and manages our investments subject to the supervision of our board of directors. ALPS Fund Services, Inc., or the “Administrator”, serves as our administrator. For further detail please refer to “Note 5. Related Party Transactions.” Financial statements for the Private Fund were included in the SEC filings associated with the Company’s commons stock and preferred stock offerings. Fees associated with the Company’s reorganization and common stock offering were borne by the Predecessor Fund and the Advisor, respectively.

Our primary investment objective is to maximize our portfolio’s total return with a secondary objective to generate high current income. We seek to achieve our investment objectives by investing primarily in third-party CLO equity and mezzanine tranches of predominately U.S.-dollar denominated CLOs backed by corporate leveraged loans issued primarily to U.S. obligors. This investment strategy looks to opportunistically shift between the primary and secondary CLO markets, seeking to identify the most compelling relative value. Our focus is on the primary CLO market (i.e., acquiring securities at the inception of a CLO) when the discrepancy between the value of a CLO’s assets and liabilities is believed to present an attractive investment opportunity. We will opportunistically switch to the secondary market (i.e., acquiring existing CLO securities) during times of market volatility or when we identify attractive investment opportunities. The Adviser aims to identify top-tier CLO managers with proven track records of outperformance through increasing the value of the loans held by the CLO, generation of high equity distributions and active portfolio management. Additionally, the strategy is focused on CLOs with attractive structures which include flexibility for the CLO manager, strong cushions on covenants and cash flow ratios, terms that are favorable to the holders of CLO equity securities and reinvestment periods that are consistent with the Adviser’s current market views.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting – The accompanying financial statements, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), include the accounts of the Company. The Company follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Company maintains its accounting records in U.S. dollars.

Use of Estimates – The financial statements have been prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates and such differences could be material. In the normal course of business, the Company may enter into contracts that contain a variety of representations and provide indemnifications. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based upon experience, the Company expects the risk of loss to be remote.

Cash and Cash Equivalents – Cash and cash equivalents consist of deposits held at custodian banks, and highly liquid investments, which contain investments with original maturities of three months or less. The Company places its cash equivalents with financial institutions, and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit. Cash equivalents are classified as Level 1 assets and are included on the Company’s Schedule of Investments. Cash equivalents are carried at cost or amortized cost which approximates fair value.

As of June 30, 2026, cash and cash equivalents were as follows:

Cash	$25,088
Total Cash and Cash Equivalents	$25,088

Segment Reporting - The Company uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Company's chief operating decision maker (“CODM”) for making decisions, allocating resources, and assessing performance. The Fund’s CODM has been identified as the Chief Executive Officer, who reviews consolidated results presented within the Company's financial statements when making decisions about allocating resources and assessing performance of the Company. The CODM determined that the Company has only one operating segment as defined by ASU 2023-07. This is supported by the single investment strategy of the Company, against which the CODM assesses performance.

Semi-Annual Report | June 30, 2026	13

Pearl Diver Credit Company Inc.	Notes to Financial Statements
June 30, 2026 (Unaudited)

Security Valuation – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Company uses various valuation approaches. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability and are determined based on the best information available in the circumstances.

Pursuant to Rule 2a-5 under the 1940 Act adopted by the United States Securities and Exchange Commission (or "SEC") in December 2020 (“Rule 2a-5”), the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

●	Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company can access.

●	Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

●	Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed.

Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified to a lower level within the fair value hierarchy.

14	www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Notes to Financial Statements
June 30, 2026 (Unaudited)

Fair Value – Valuation Techniques and Inputs

Collateralized Loan Obligations

The fair value of collateralized loan obligations is determined by recently executed transaction, market price quotations (where observable) using the mid between bid and ask, or third-party pricing sources. In instances where significant inputs are unobservable or when multiple quotations are unavailable, the investments may be fair valued based on criteria such as the transaction price on entry, price of comparable securities or a discounted cash flow model to reflect expected exit values in the investment’s principal market under current market conditions; under such circumstances, these investments will be categorized in Level 3 of the fair value hierarchy.

Loan Accumulation Facilities

The Company may invest in loan accumulation facilities for the purpose of holding senior secured corporate loans during the warehouse period of an impending collateralized loan obligation. The warehouse period terminates when the collateralized loan obligation closes; at this time the underlying assets held by the loan accumulation facilities are securitized into the collateralized loan obligation portfolio (the "Securitization Period"). As of June 30, 2026, the Company did not hold any Loan Accumulation Facilities.

Pursuant to the governing document of each loan accumulation facility, loans acquired by loan accumulation facilities are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the loan accumulation facilities will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the loan accumulation facilities as the cost of the Company’s investment (i.e., the principal amount invested). The Adviser categorizes loan accumulation facilities as Level 3 investments. There is no active market and prices are unobservable.

Forward Currency Contracts

The Company may enter into forward currency contracts to manage the Company's exposure to foreign currencies in which some of the Company's investments are denominated. A forward currency contract is an agreement between the Company and a counterparty to buy and sell a currency at an agreed-upon exchange rate and on an agreed-upon future date. Forward currency contracts are recorded at fair value, with the change in fair value recognized as unrealized appreciation (depreciation) on forward currency contracts on the Statement of Assets and Liabilities. Realized gains or losses from the settlement of forward currency contracts are reported on the Statement of Operations.

Foreign Currency Transaction

The Company does not isolate the portion of its results of operations attributable to changes in foreign exchange rates from those arising due to fluctuations in market prices of investments denominated in foreign currencies. These combined effects are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency, cash and cash equivalents.

Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses occurring between trade and settlement dates on investment transactions and differences between the recorded amounts of dividends and interest income and the US dollar equivalent of the amounts actually received.

Reverse Repurchase Agreements

The Company may enter into reverse repurchase transactions for short term cash borrowing. The Company agrees to transfer securities to Goldman Sachs and Company (“GS” or the “Buyer”) against the transfer of funds back to the Company, with a simultaneous agreement by the Buyer to transfer to the Company such securities at a date certain or on demand, against the transfer of funds by Company. Outstanding borrowings are valued at cost of the transferred funds on the statement of assets and liabilities since the arrangement is short term in nature.

Fair Value – Valuation Processes

The Adviser establishes valuation processes and procedures to ensure that the valuation techniques for investments are fair, consistent, and verifiable. The Adviser designates a Valuation Committee (the “Committee”) to oversee the entire valuation process of the Company’s investments. The Committee is responsible for developing the Company’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.

The Committee meets on a monthly basis, or more frequently as needed, to determine the valuations of the Company’s investments. Valuations determined by the Committee are required to be supported by market data, third-party pricing sources, industry accepted pricing models, counterparty prices, or other methods the Committee deems to be appropriate, including the use of internal proprietary pricing models.

Semi-Annual Report | June 30, 2026	15

Pearl Diver Credit Company Inc.	Notes to Financial Statements
June 30, 2026 (Unaudited)

Investment Transactions and Related Investment Income

Income from securitization vehicles and investments

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investments are calculated as the difference between the proceeds received upon disposition of an investment and the amortized cost of that investment at the time of disposition. Dividends from investments are recorded on the ex-dividend date and interest is recognized on an accrual basis. Premiums and discounts are amortized using the effective interest method over the lives of the respective investments.

CLO Equity

ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from equity tranche investments in collateralized loan obligations to be recognized under the effective yield method, with any difference between cash distributed and the amount calculated pursuant to the effective yield method being recorded as an adjustment to the amortized cost basis of the investment. The interest income is calculated using the effective yield, based on the estimated cash flow expected to be collected over the life of the investment. It is the Company’s policy to update the effective yield for each CLO equity investment held within the portfolio on no less than a quarterly basis.

CLO Debt

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on such investments is generally expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method.

Loan Accumulation Facilities

Loan accumulation facilities recognize interest income according to the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in loan accumulation facilities) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value. There were no holdings or reportable transactions during the fiscal period.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

As of December 31, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,179,259
Accumulated capital gains	(1,547,250)
Net unrealized depreciation on investments	(40,224,399)
Total	$(36,592,390)

16	www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Notes to Financial Statements
June 30, 2026 (Unaudited)

As of December 31, 2025, the difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to qualified electing funds, investments in partnerships, and certain other investments. Accordingly, at December 31, 2025, an $813,471 reclassification was made to paid in capital and an ($813,471) reclassification was made to total distributable earnings to increase (decrease) such amounts.

As of June 30, 2026, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost of investments for tax purposes	$174,804,600
Gross tax unrealized appreciation	74,281
Gross tax unrealized depreciation	(58,741,213)
Net tax unrealized appreciation (depreciation) on investments	$(58,666,932)

As of June 30, 2026, the Company has a net capital loss carryforward of $1,547,250.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders may be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special and/or supplemental distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year.

The characterization of distributions paid to common stockholders, as set forth in the Financial Highlights, reflects estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made and the final tax return has been filed by the Company. The tax character of the distributions paid by the Company during the year ended December 31, 2025 was $17,960,289 in Ordinary Income and $2,860,188 in Preferred Shares distributions.

3. INVESTMENTS

Fair value measurements

The Company’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Company’s significant accounting policies in Note 2. The following table presents information about the Company’s assets measured at fair value as of June 30, 2026:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations - Equity	$–	$112,516,025	$–	$112,516,025
Collateralized Loan Obligations - Debt	$–	$459,198	$–	$459,198
Short-Term Investments	$3,162,445	$–	$–	$3,162,445
Total	$3,162,445	$112,975,223	$–	$116,137,668
Derivative Instruments
Assets:
Forward Foreign Currency Contracts	$–	$97,406	$–	$97,406
Liabilities:
Forward Foreign Currency Contracts	$–	$25,882	$–	$25,882
Reverse Repurchase Agreements	–	4,715,787	–	4,715,787
Total	$–	$4,839,075	$–	$4,839,075

Semi-Annual Report | June 30, 2026	17

Pearl Diver Credit Company Inc.	Notes to Financial Statements
June 30, 2026 (Unaudited)

Purchase and Sales of Investment Securities

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended June 30, 2026 were as follows:

	Purchases of Securities	Proceeds From Sales of Securities
Pearl Diver Credit Company Inc.	$2,803,339	$335,001

4. RISKS AND UNCERTAINTIES

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect our business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Subordinated Securities Risk

CLO equity and junior debt securities that the Company may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of senior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the aggregate face amount of the CLO debt and CLO equity of a CLO at inception exceeds the CLO’s total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, net asset value (“NAV”) and/or market price would be adversely impacted.

Key Personnel Risk

The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Liquidity Risk

Generally, CLO investments in which the company invests do not trade on any exchange. As such, the Company may not be able to sell such investments quickly, or at all. If the Company can sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Fair Valuation of the Company’s Portfolio Investments

Generally, CLO investments in which the company invests do not trade on any exchange. The Adviser values these securities at least monthly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

18	www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Notes to Financial Statements
June 30, 2026 (Unaudited)

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of the market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result, under certain circumstances, in increased price volatility or decreased liquidity with respect to certain positions.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide.

Loan Accumulation Facility Investment Risk

The Company may invest in loan accumulation facilities, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates, including recent increases in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because the senior secured loans constituting the underlying collateral of CLOs typically pay a floating rate of interest, a reduction in interest rates would generally result in a reduction in the residual payments made to the Company as a CLO equity holder (as well as the cash flow the Company receives on the Company’s CLO debt investments and other floating rate investments). Further, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Company’s cash flow, fair value of the Company’s assets and operating results. Because CLOs generally issue debt on a floating rate basis, an increase in the relevant benchmark index will increase the financing costs of CLOs. Furthermore, certain senior secured loans that constitute the collateral of the CLOs in which the Company invests may continue to pay interest at a floating rate based on Secured Overnight Financing Rate (“SOFR”) or may convert to a fixed rate of interest.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Derivative Instruments

The Company may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. The Company currently qualifies as a “limited derivatives user” under Rule 18f-4 of the 1940 Act and limits its derivatives exposure to 10% of its net assets.

Semi-Annual Report | June 30, 2026	19

Pearl Diver Credit Company Inc.	Notes to Financial Statements
June 30, 2026 (Unaudited)

Offsetting Arrangements

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets and liabilities, only following a specified event of default or early termination. The following table presents derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of June 30, 2026.

				Gross Amounts Not Offset in the Statement of Financial Position
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Offset in the Statements of Assets and Liabilities	Financials Instruments	Cash Collateral Pledged*	Net Amount
Reverse Repurchase Agreements (Counterparty, GS)	$4,715,787	$–	$4,715,787	$4,715,787	$–	$–

*	The actual collateral received and/or pledged may be more than amount shown.

Reverse repurchase agreements involve the risk that market value of the securities retained in lieu of sale by the Company may decline below the price of the securities the Company has sold but is obligated to repurchase. In the event the buyer of the securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Company's obligation to repurchase the securities, and the Company's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Company would bear risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

At June 30, 2026, the Company had the following reverse repurchase agreements outstanding:

Counterparty	Borrowing Rate	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
Goldman Sachs	7.18%	7/20/26	$1,237,500	$1,237,500
Goldman Sachs	7.18%	7/20/26	600,000	600,000
Goldman Sachs	7.18%	7/20/26	539,225	539,225
Goldman Sachs	7.18%	7/20/26	487,500	487,500
Goldman Sachs	7.18%	7/20/26	453,750	453,750
Goldman Sachs	7.18%	7/20/26	412,500	925,000
Goldman Sachs	7.18%	7/20/26	355,313	355,313
Goldman Sachs	7.18%	7/20/26	330,000	330,000
Goldman Sachs	7.18%	7/20/26	300,000	300,000
Total			4,715,787	4,715,787

(1)	The average daily balance of reverse repurchase agreements for the Company during the period ended June 30, 2026 was $5,678,162 at a weighted average daily interest rate of 7.80% and the interest expense amounted to $219,613. As of June 30, 2026 the total value of collateral was $23,882,586.

The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements.

	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater than 90 Days	Total
Collateralized Loan Obligation - Equity	$–	$–	$4,715,787	$–	$4,715,787

The Company has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Company, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty's rights and obligations.

20	www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Notes to Financial Statements
June 30, 2026 (Unaudited)

Reverse repurchase agreements are entered into by the Company under the Master Repurchase Agreements ("MRA") which permits the Company, under certain circumstances, including an event or default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Company. Upon bankruptcy or insolvency of the MRA counterparty, the Company is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent the Company's use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Company's obligation to repurchase the securities.

5. DERIVATIVES CONTRACTS

Forward Current Contracts

The Company enters into forward currency contracts to manage its exposure to the foreign currencies in which certain investments are denominated. Risks associated with forward currency contracts include the potential inability of counterparties to meet the terms of their respective contracts and movements in fair value and exchange rates.

Volume of Derivatives Activities

The Company considers the notional amounts, categories by primary underlying risks, to be representative of the volume of its derivatives activity during the period ended as of June 30, 2026. The monthly average notional amount of outstanding forward foreign currency contracts held by the Company during the period ended June 30, 2026 was $4,349,938.

Effect of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

As of June 30, 2026, the net unrealized gain on Forward Currency Contracts is $71,524, located on the Statement of Assets and Liabilities.

For the six months ended June 30, 2026, the net realized loss on forward foreign currency transactions was ($10,193), and the net change in unrealized appreciation on forward foreign currency contracts is $71,528, located on the Statement of Operations.

Offsetting of Assets and Liabilities

The Company is not subject to master netting agreements with any counterparties. These agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at prearranged exposure levels.

6. RELATED PARTY TRANSACTIONS

Investment Adviser

The Investment Advisory Agreement was approved by the board of directors on May 31, 2024. On July 12, 2024, the Company entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser, for its services, a management fee equal to an annual rate of 1.50% of our Total Equity Base which is calculated quarterly and payable quarterly in arrears. “Total Equity Base” means the NAV attributable to the common stock (prior to the application of the base management fee or incentive fee) and the paid-in or stated capital of the preferred interests in the Company (howsoever called), including the Series A Preferred Shares, if any. For the period from January 1, 2026 through June 30, 2026, the Company was charged a management fee of $844,509, of which $420,036 was payable as of June 30, 2026.

The incentive fee is calculated and payable quarterly in arrears and equals 15% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter, subject to a hurdle and a “catch up” feature. No incentive fees are payable to our Adviser in respect of any capital gains. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee and any interest expense and/or dividends paid on any issued and outstanding debt or preferred interests, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized or unrealized capital gains or realized or unrealized losses. The incentive fee is paid to the Adviser as follows:

Semi-Annual Report | June 30, 2026	21

Pearl Diver Credit Company Inc.	Notes to Financial Statements
June 30, 2026 (Unaudited)

●	no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed 2.00%;

●	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.00% in any calendar quarter (8.00% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.35294% as the “catch-up.” The “catch-up” is meant to provide the Adviser with 15% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% in any calendar quarter; and

●	15% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.35294% in any calendar quarter.

There is no offset in subsequent quarters for any quarter in which an Incentive Fee is not earned. For the six months ended June 30, 2026, the Company recognized incentive fee expense of $805,334. For the six months ended June 30, 2026, the Company had an Incentive Fee payable of $338,723.

Administrator

Certain accounting and other administrative services have been delegated by the Company to SS&C ALPS. The Administration Agreement may be terminated by us without penalty upon not less than 60 days’ written notice to the Administrator and by the Administrator upon not less than 90 days’ written notice to us. The Administration Agreement will remain in effect if approved by the board of directors, including by a majority of our independent directors, on an annual basis.

When considering the approval of the Administration Agreement, the board of directors considers, among other factors, (i) the reasonableness of the compensation paid by us to the Administrator and any third-party service providers in light of the services provided, the quality of such services, any cost savings to us as a result of the arrangements, and any conflicts of interest, (ii) the methodology employed by the Administrator in determining how certain expenses are allocated to the Company, the Adviser and other relevant persons, (iii) the breadth, depth, and quality of such administrative services provided, (iv) the at-cost nature of the compensation provided by the Adviser to the Company, and (v) the possibility of obtaining such services from a third party.

For the period ended June 30, 2026, the Company incurred a total of $49,763 in administration fees provided by SS&C which are included in the Statement of Operations, and of which $33,993 was payable as of June 30, 2026 and reflected on the Statement of Assets and Liabilities.

22	www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Notes to Financial Statements
June 30, 2026 (Unaudited)

Director Compensation

As compensation for serving on our Board, each of our directors who is not an employee of the Adviser receives an annual fee of $100,000, as well as reasonable out-of-pocket expenses incurred in attending such meetings. The chairman of the audit committee receives an additional annual fee of $10,000 and the chairman of the governance and nominating committee receives an additional annual fee of $5,000 for their additional services in these capacities. No compensation is, or is expected to be, paid by us to directors who are employees of the Adviser, or our officers. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

Affiliated Ownership

One of the Company’s shareholders is Isthmus Capital, LLC, an unregistered fund managed by the Adviser. As of June 30, 2026 Isthmus Capital, LLC owned approximately 62.4% of the Company.

Exemptive Relief

In certain instances, we expect to co-invest on a concurrent basis with other accounts managed by the Adviser and certain of the Adviser’s affiliates and may do so, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s written allocation procedures. The Company and the Adviser received exemptive relief from the SEC, on February 18, 2025, to permit us and certain of our affiliates to participate in certain negotiated co-investments alongside other accounts managed by the Adviser or certain of its affiliates, subject to certain conditions.

7. ISSUANCES OF COMMON STOCK

As of June 30, 2026, there were 200,000,000 shares of common stock authorized, of which 6,935,568 shares were issued and outstanding.

During the period ended June 30, 2026, the Company sold a total of 100,929 shares of common stock pursuant to an “at-the-market” offering. The total amount of capital raised under these issuances was approximately $1,192,336 and net proceeds were approximately $1,171,208 after deducting the placement agent’s commissions and offering expenses.

Transactions in the Fund’s shares were as follows:

	For the Six Months Ended June 30, 2026 (Unaudited)
	Shares	Amount
Shares Sold (net of fees)	100,929	$1,171,208
Reinvestment of Dividends	–	–
Increase in Net Assets Resulting from Net Share Transactions	100,929	$1,171,208

8. MANDATORY REDEEMABLE PREFERRED STOCK

As of June 30, 2026, there were 25,000,000 shares of series A Term Preferred Stock (“Preferred Stock”) authorized, of which 1,380,000 shares were issued and outstanding with a par value of $0.001 per share. Any related deferred offering costs are amortized over the term of the Preferred Stock.

The Company has accounted for its Preferred Stock as a liability under ASC 480 due to their mandatory redemption requirements.

Except where otherwise stated in the 1940 Act or the Company’s certificate of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of preferred stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.

Series A Term Preferred Stock

The Company is required to redeem all outstanding shares of the Series A Term Preferred Stock on December 31, 2029 at a redemption price of $25 per share, or the “Liquidation Preference,” plus accumulated but unpaid dividends, if any, to, but excluding, the Mandatory Redemption Date (as defined below); the amount recorded approximates fair value and is classified as Level 2 under the fair value hierarchy. At any time on or after December 31, 2026, we may, at our sole option, redeem the outstanding shares of the Series A Term Preferred Stock at a redemption price per share equal to the Liquidation Preference plus accumulated but unpaid dividends, if any, to, but excluding, the Redemption Date (as defined below). If we fail to maintain asset coverage (as defined in Section 18(h) of the 1940 Act) of at least 200%, we will be required to redeem the number of shares of our preferred stock (which at our discretion may include any number or portion of the Series A Term Preferred Stock) that, when combined with any debt securities redeemed for failure to maintain the asset coverage required by the indenture governing such securities, (1) results in us having asset coverage of at least 200%, or (2) if fewer, the maximum number of shares of preferred stock that can be redeemed out of funds legally available for such redemption. In connection with any redemption for failure to maintain such asset coverage, we may, in our sole option, redeem such additional number of shares of preferred stock that will result in asset coverage up to and including 285%. In addition, in the event of a liquidation, dissolution or winding up of our affairs, holders of shares of Series A Term Preferred Stock will be entitled to receive a liquidation distribution equal to the Liquidation Preference, plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.

Semi-Annual Report | June 30, 2026	23

Pearl Diver Credit Company Inc.	Notes to Financial Statements
June 30, 2026 (Unaudited)

9. COMMITMENTS AND CONTINGENCIES

As of June 30, 2026, the Company had no unfunded commitments to purchase CLO equity securities related to existing investments in loan accumulation facilities.

The total commitment amount does not necessarily represent future cash requirements. The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

10. DIRECTORS' FEES

Directors who are not affiliated with the Advisor and its affiliates received, as a group, fees of $217,369 from the Fund during the period ended June 30, 2026. Director’s fees in the Fund's Statement of Operations are shown as $217,369 and no deferred amounts as of the period ended June 30, 2026. Certain directors and officers of the fund are also officers of the Adviser, such directors and officers are not compensated by the Fund.

11. INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

12. ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders.

24	www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Notes to Financial Statements
June 30, 2026 (Unaudited)

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock as of June 30, 2026:

As of June 30, 2026
Total Assets(1)	$117,743,643
Less liabilities not represented by senior securities	(1,170,444)
Net total assets and liabilities	$116,573,199
Preferred Shares	34,500,000
Reverse Repurchase Agreements	4,715,787
39,215,787

Asset coverage of preferred stock(2)	297%
Asset coverage of reverse repurchase agreements(3)	2,472%

(1)	Includes $797,485 of unamortized deferred offering costs related to the Series A Term Preferred Stock.
(2)	Asset coverage of preferred stock is calculated in accordance with Section 18(h) of the 1940 Act, as generally described above.
(3)	Asset coverage of reverse repurchase agreements is calculated in accordance with Section 18(h) of the 1940 Act, as generally described above.

13. SUBSEQUENT EVENTS

On August 27, 2026, we announced monthly dividends on our preferred shares of $0.1667 per share for September, October, and November 2026.

On August 27, 2026, we announced monthly dividends on our common stock of $0.13 per share for September, October, and November 2026.

Semi-Annual Report | June 30, 2026	25

Pearl Diver Credit Company Inc.	Dividend Reinvestment Plan
June 30, 2026 (Unaudited)

We have established an automatic dividend reinvestment plan, or “DRIP.” Each registered holder of at least one full share of our common stock will be automatically enrolled in the DRIP. Under the DRIP, distributions on shares of our common stock are automatically reinvested in additional shares of our common stock by SS&C GIDS, Inc., or the “DRIP Administrator,” unless a common stockholder opts out of the DRIP. Holders of our common stock who receive distributions in the form of additional shares of our common stock are nonetheless required to pay applicable federal, state, and local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Holders of shares of our common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) generally will receive all distributions in cash.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to NAV. Under such circumstances, the number of shares to be credited to each participant is determined by dividing the aggregate dollar amount of the distribution by 95% of the closing market price per share on the payment date, provided that if 95% of the closing market price per share on the payment date is below our last determined NAV per share, then the number of shares to be credited to each participant’s account pursuant to the DRIP will be determined by dividing the aggregate dollar amount of the distribution by the lesser of (i) our last determined NAV per share and (ii) the closing market price per share. The market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the DRIP. Shares purchased in open market transactions by the DRIP Administrator will be allocated to a common stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our common stockholders have been tabulated.

There are no brokerage charges with respect to shares of common stock issued directly by us. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.03 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of our common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Administrator in writing at 430 W 7th Street, Suite 219360, Kansas City, MO 64105-1407. The DRIP Administrator will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a common stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Administrator electronically transfer their shares to the broker through the Direct Registration System.

Common stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Administrator in writing at 430 W 7th Street, Suite 219360, Kansas City, MO 64105-1407. Such termination will be effective immediately if the notice is received by the DRIP Administrator prior to any distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such distribution, with respect to any subsequent distribution. If a holder of our common stock withdraws, full shares will be credited to their account, and the common stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of our common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the common stockholder wishes, the DRIP Administrator will sell their full and fractional shares and send them the proceeds, less brokerage trading fees of $0.03 per share. If a common stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Administrator may terminate such common stockholder’s participation in the DRIP after written notice. Upon termination, common stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Common stockholders who are not participants in the DRIP but hold at least one full share of our common stock may join the DRIP by notifying the DRIP Administrator in writing at 430 W 7th Street, Suite 219360, Kansas City, MO 64105-1407. If received in proper form by the DRIP Administrator before the record date of a distribution, the election will be effective with respect to all distribution paid after such record date. If a common stockholder wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the common stockholder should contact their nominee to see if it will participate in the DRIP. If a common stockholder wishes to participate in the DRIP, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the common stockholder will need to request that their shares be re-registered in their own name, or the common stockholder will not be able to participate. The DRIP Administrator will administer the DRIP on the basis of the number of shares certified from time to time by the common stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP may indicate that changes are desirable. Accordingly, we and the DRIP Administrator reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any distribution by us.

All correspondence or requests for additional information about the DRIP should be directed to the DRIP Administrator 430 W 7th Street, Suite 219360, Kansas City, MO 64105-1407.

26	www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Additional Information
June 30, 2026 (Unaudited)

1. DIRECTOR COMPENSATION

The following table sets forth certain information with respect to the compensation of each director expected to be paid for the fiscal year ending December 31, 2026.

Name of Director/Nominee	Aggregate Compensation from the Company
Indranil Basu	$–
Gary Wilder	$100,000

Independent Directors
John Everets	$100,000
Tarun Jotwani	$105,000
Martin Mellish	$110,000

2. PROXY POLICIES

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Based on the nature of our investment strategy, we do not expect to receive proxy proposals, but may from time to time receive amendments, consents or resolutions applicable to investments held by us. It is our general policy to vote proxies only where we believe that the vote is likely to have a material positive economic impact (or to avoid a material negative economic impact) on the value of the underlying credit position (taking into account any related hedges) or the short-term trading strategy employed. If we do not believe the exercise of a proxy vote right will have a material economic impact, we generally will not exercise our voting authority with respect to a proxy. In addition, we may elect to not vote a proxy if the cost of voting, or time commitment required to vote a proxy outweighs the expected benefits of voting the proxy. We may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships we maintain with persons having an interest in the outcome of certain votes. If at any time we become aware of a material conflict of interest relating to a particular proxy proposal, our chief compliance officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the Company’s stockholders.

3. PROXY VOTING RECORDS

We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and our independent directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Pearl Diver Capital LLP.

Information regarding how we voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available, without charge: (1) upon request, by calling toll free (833) 217-6665; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: Pearl Diver Capital LLP, 747 Third Avenue, Suite 3603, New York, NY 10017.

4. PRIVACY POLICY

We are committed to protecting your privacy. This privacy notice explains our privacy policies and those of our affiliated companies. The terms of this notice apply to both current and former stockholders. We are committed to safeguarding all non-public personal information we receive about you. With regard to this information, we have developed policies that are designed to protect this information, while allowing stockholder needs to be served.

Semi-Annual Report | June 30, 2026	27

Pearl Diver Credit Company Inc.	Additional Information
June 30, 2026 (Unaudited)

When you purchase shares of our capital stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect non-public personal information about you, such as your name, address, social security number, or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic, or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any non-public personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semi-annual reports, proxy statements, and other information required by law. We may disclose your non-public personal information to unaffiliated third-party financial service providers (which may include a custodian, transfer agent, accountant, or financial printer) who need to know that information in order to provide services to you or to us. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your non-public personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

5. PORTFOLIO INFORMATION

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Company’s form N-PORT is available without change, upon request by calling toll free (833) 217-6665 or from the EDGAR database on the SEC’s website (www.sec.gov).

28	www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Board Considerations of Investment Advisory Agreement
June 30, 2026 (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board” or the “Directors”) of the Pearl Diver Credit Company Inc. (the “Fund”), including a majority of the Directors who are not parties to the agreement or “interested persons” of any party, as defined in the 1940 Act (the “Independent Directors”), must determine annually whether to approve the continuation of the Fund’s investment advisory agreement.

At a meeting of the Board held on May 18, 2026 (the “Meeting”), the Board, including a majority of the Independent Directors, considered and approved the continuance of an investment advisory agreement (the “Advisory Agreement”) with Pearl Diver Capital LLP (the “Adviser”) for the Fund. In connection with the annual contract review process and in advance of the Meeting, the Adviser provided information to the Board in response to requests for information by the Independent Directors to facilitate the Board’s evaluation of the Advisory Agreement (the “Materials”). The information furnished by the Adviser included materials describing, among other matters: (i) the nature, extent, and quality of the services provided to the Fund by the Adviser; (ii) the Fund’s historical performance; (iii) the Adviser’s business, operations and personnel, including portfolio managers; (iv) the investment practices and techniques used by the Adviser in managing the Fund; (v) the cost of the services provided and the profits realized by the Adviser or its affiliates from services rendered to the Fund; (vi) comparative performance, fee, and expense data for the Fund and other investment companies with similar investment objectives; (vii) the extent to which any economies of scale realized by the Adviser in connection with its services to the Fund are shared with Fund shareholders; (viii) any other financial benefits to the Adviser or its affiliates resulting from services rendered to the Fund; and (ix) other factors the Board deemed to be relevant.

The Board also considered that the Adviser, along with other Fund service providers, had provided written and oral updates on the firm over the course of the year with respect to its role as the Fund’s investment adviser. The Board considered that information alongside the Materials in its consideration of whether the Advisory Agreement should be continued. Additionally, Adviser representatives provided an oral overview of the Fund’s investment strategies, the services provided to the Fund by the Adviser, and additional information about the Adviser’s personnel and business operations at the Meeting and over the course of the year. The Board then discussed the Materials and the Adviser’s oral presentation, as well as any other relevant information received by the Board at the Meeting and at prior meetings, and deliberated, in light of this information, on the approval of the continuation of the Advisory Agreement.

Throughout the evaluation process, including at the Meeting, the Directors received advice from Fund counsel, including detailed memoranda from Fund counsel regarding the legal standards applicable to the consideration of the approval of the Advisory Agreement. In connection with their deliberations, the Independent Directors met separately in executive session outside the presence of the interested Director, Fund officers, and representatives of the Adviser, to consider their responsibilities under relevant laws and to discuss the Advisory Agreement and materials presented and other matters deemed relevant to their consideration of the approval of the Advisory Agreement.

In considering and approving the Advisory Agreement, the Directors considered information that they deemed relevant, including, but not limited to, the information discussed in further detail below. The Board’s decision to approve the continuation of the Advisory Agreement was based on a comprehensive consideration of all information provided to the Board since the initial approval of the Advisory Agreement and specifically in connection with the Meeting, as well as the knowledge gained over time through previous interactions with the Adviser. In its deliberations, the Board did not identify any absence of information as material to its decision. Further, the Board did not identify any particular information or consideration that was all-important or controlling, and each individual Director may have attributed different weights to various factors and information. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreement rather than to be all-inclusive.

Nature, Extent, and Quality of Services. The Directors considered the scope of services provided under the Advisory Agreement, noting that the Adviser had provided and would continue to provide investment management services to the Fund. In considering the nature, extent, and quality of the services provided by the Adviser, the Board reviewed information regarding the Adviser, including its organization, investment process, resources, and compliance program. The Board considered the experience of the Adviser’s investment professionals and discussed the Adviser’s oversight of portfolio management, risk management, valuation, and compliance matters. The Board also noted the compliance program and compliance experience of the Adviser. The Board considered the Adviser’s day-to-day oversight of the Fund’s compliance with applicable laws and regulations. The Board further considered that it had received a copy of the Adviser’s registration form and financial statements, as well as the Adviser’s response to a detailed series of questions that included, among other things, information about the Adviser’s decision-making process, the background and experience of the firm’s key personnel, and the firm’s compliance policies and brokerage information. The Board also took into account the Adviser’s oversight of the Fund’s operations and the Fund’s other service providers. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory, and compliance risks with respect to the Fund.

Based on these considerations, the Board concluded, within the context of its full deliberations, that the Adviser is capable of continuing to provide services of the nature, extent and quality contemplated by the terms of the Advisory Agreement.

Semi-Annual Report | June 30, 2026	29

Pearl Diver Credit Company Inc.	Board Considerations of Investment Advisory Agreement
June 30, 2026 (Unaudited)

Performance. The Board reviewed the investment performance of the Fund and over different time periods and evaluated the Adviser’s analysis of the Fund’s performance for these time periods. The Board considered the investment performance of the Fund on an absolute basis and in comparison to the performance of a market cap weighted average of collateralized loan obligation (“CLO”) equity closed-end funds and a peer group of publicly traded, CLO-focused, closed-end funds selected by the Adviser (the “Peer Group”) for various periods ended March 31, 2026. The Board noted that the Fund outperformed the market cap weighted average of CLO equity closed-end funds and the funds in the Peer Group for the one-year and since inception periods. The Board discussed the Adviser’s explanation that portfolio performance benefited from tightening underlying loan spreads and refinancing activity within the CLO market despite broader market volatility affecting the asset class. The Board also considered that the Fund’s inception date was July 17, 2024, less than two years prior to March 31, 2026, which was a relatively short period of time over which to evaluate the Fund’s performance and draw meaningful conclusions about its management. The Board also considered that it received detailed information on the performance of the Fund in connection with each of its regular quarterly meetings throughout the year.

Taking into account the performance information above and other performance information deemed relevant by the Board, the Board concluded that the investment performance generated for the Fund was generally satisfactory.

Fees and Expenses. The Board reviewed comparative fee and expense information for the Fund and its Peer Group. The Board noted that the Fund’s advisory fee, consisting of a 1.50% base management fee and a 15.0% incentive fee, was lower than the advisory fee of all of the closed-end funds in its Peer Group. In addition, the Board noted that the Fund had the lowest incentive fee among the funds in its Peer Group. The Board considered the Adviser’s explanation that the Fund’s favorable expense profile was attributable to its lower fee structure and lower leverage relative to its peers. The Board also reviewed information indicating that the Fund’s operating expenses compared favorably to peers after considering differences in fund size. While the Board recognized that comparisons between the Fund and its Peer Group may be imprecise, the comparative information provided assisted the Board in evaluating the reasonableness of the Fund’s advisory fees.

Based on these considerations, the Board concluded, within the context of its full deliberations, that the advisory fees payable under the Advisory Agreement are reasonable in light of the nature, extent and quality of the services rendered by the Adviser.

Profitability. The Board reviewed information regarding the profitability of the Adviser from its relationship with the Fund. The Board considered the Adviser’s representation that the Fund was not the primary driver of the Adviser’s overall profitability and that profitability associated with the Fund was reasonable in light of the services provided, the risks assumed by the Adviser and the costs of the services provided to the Fund. The Board then considered the Adviser’s financial resources and information regarding the Adviser’s ability to support its management of the Fund and obligations under the Advisory Agreement. The Board noted that the Adviser had provided its financial statements for the Board’s review. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Fund.

The Board concluded that the Adviser’s profitability from its relationship with the Fund, after taking into account a reasonable allocation of costs, was not excessive.

Economies of Scale. The Board also considered the Fund’s expenses and advisory fee structure in light of its potential economies of scale. The Board noted that the Advisory Agreement does not contain fee breakpoints and that similar peer funds generally do not utilize breakpoint structures. The Board considered the profitability analysis provided by the Adviser and reviewed the Adviser’s representation that any economies of scale were currently limited. The Board noted that it would revisit whether economies of scale exist in the future.

Other Benefits. The Board considered other benefits that may be beneficial to the Adviser and its affiliates as a result of their relationship with the Fund, including increased visibility and brand recognition within the registered fund marketplace. The Board concluded that any such benefits are reasonable.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above and other information it believed relevant, the Board, including all of the Independent Directors, unanimously approved the continuation of the Advisory Agreement for an additional year.

30	www.pearldivercreditcompany.com

Pearl Diver Credit Company
www.pearldivercreditcompany.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reporting period.

Item 6. Investments.

(a)	A Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Board Consideration of the Renewal of Investment Advisory Agreement in Item 1(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reporting period.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Not applicable for semi-annual report.

(a)(2)	Not applicable for semi-annual report.

(a)(3)	Not applicable for semi-annual report.

(b)	None.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the Reporting Period by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the Board of Directors of the Registrant.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing this report. Their conclusion is based on an evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Registrant did not engage in securities lending activities during the Reporting Period.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, as required by Rule 30a-2(a) under the 1940 Act, are attached hereto as Exhibit 99.Cert.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as required by Rule 30a-2(b) under the 1940 Act, are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEARL DIVER CREDIT COMPANY INC.

By:	/s/ Indranil Basu
Indranil Basu
Chief Executive Officer

Date:	September 2, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

PEARL DIVER CREDIT COMPANY INC.

By:	/s/ Indranil Basu
Indranil Basu (Principal Executive Officer)
Chief Executive Officer

Date:	September 2, 2026

By:	/s/ Chandrajit Chakraborty
Chandrajit Chakraborty (Principal Financial Officer)
Chief Financial Officer

Date:	September 2, 2026